April 16, 2013

Mr. Michael Markiewicz, Audit Committee Chair

Ms. Sharon Ullman, President

Mr. Joseph Rosamilia, Chief Financial Officer

Standard Gold Holdings, Inc.

Gadsden, Alabama 35901

Dear Messrs. Markiewicz and Rosamilia, and Ms. Ullman:

This is to confirm that Moquist Thorvilson Kaufmann LLC has resigned from the client-auditor relationship between Standard Gold Holdings, Inc. (Commission File Number 000-14319) effective April 16, 2013.

Sincerely,

Moquist Thorvilson Kaufmann LLC

cc:	PCAOB Letter File

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